                                                                    EXHIBIT 10.1


                        THIRD AMENDMENT AND RESTATEMENT
                        -------------------------------

     THIRD AMENDMENT AND RESTATEMENT (this "Third Amendment and Restatement"), dated as of April 22, 2002, among WYNDHAM INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the Lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), J.P. MORGAN SECURITIES INC. (f/k/a Chase Securities Inc.) ("JP Morgan"), as Lead Arranger and Book Manager, BANK OF AMERICA, N.A. (f/k/a Nationsbank, N.A.) and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company) as Syndication Agents (each a "Syndication Agent", together the "Syndication Agents"), CREDIT LYONNAIS NEW YORK BRANCH, as Documentation Agent, BEAR STEARNS CORPORATE LENDING INC., as Co-Documentation Agent (each a "Documentation Agent", and together the "Documentation Agents") and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below immediately prior to the Third Amendment and Restatement Effective Date referred to below.

                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, the Borrower, the Lenders, JP Morgan, the Syndication Agents, the Documentation Agents and the Administrative Agent are parties to a Credit Agreement, dated as of June 30, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

     WHEREAS, the parties hereto wish to effect the agreements and amendments herein provided; and

     WHEREAS, subject to the terms and conditions of this Third Amendment and Restatement, the parties hereto agree as follows:

I.   Agreements
     ----------

     1. The Lenders hereby agree that, notwithstanding anything to the contrary in Section 2.11(f) of the Credit Agreement but subject to a required Mandatory Revolving Borrowing (as defined below) being made, the Net Cash Proceeds from the issuance of Specified Additional Secured Debt (as defined below) shall be promptly applied (the date of such application being herein referred to as the "Specified Repayment Date") first, to repay in full the then outstanding
                            -----
principal amount of the Increasing Rate Term Loans and second, to prepay
                                                       ------
outstanding Term Loans and Revolving Loans III (as defined below) pro rata
                                                                  --- ----
(based on the outstanding principal amount of Term Loans and the Total Revolving Extensions of Credit, in each case determined on the Specified Repayment Date after giving effect to any Mandatory Revolving Borrowing), with the repayment of the Revolving Loans III of a Lender to reduce the Revolving Commitment III of such Lender in the amount of such repayment. The Borrower hereby agrees that it will not (i) on the Business Day immediately preceding the Specified Repayment Date, incur any Revolving Loans other than Revolving Loans incurred pursuant to a

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Mandatory Revolving Borrowing and will not repay any Revolving Loan and (ii) on the Specified Repayment Date, incur any Revolving Loans and will not repay any Revolving Loans except as provided for in this Section I.1 and the conversion of Revolving Loans III provided for in Section I.3 below. As used herein, (i) "Specified Additional Secured Debt" shall mean Additional Secured Debt that (x) is issued in an aggregate principal amount of not less than $750,000,000 for cash (y) has a maturity no earlier than the sixth anniversary of issuance and
(z) either (I) is issued pursuant to an issuance (the "Non-Structured Issuance") wherein the Specified Additional Secured Debt is guaranteed by some or all of the Subsidiary Guarantors and is secured (and such guarantees are secured) by some or all of the Collateral or (II) is issued pursuant to the Structured Issuance (as defined below); (ii) "Revolving Loans III" shall mean the then outstanding Revolving Loans made by each Lender listed on Schedule I hereto (it being agreed that Schedule I will be provided to the Lenders by the Administrative Agent at least 5 Business Days prior to the Specified Repayment Date that will list (x) each Lender with a Revolving Commitment that has consented to this Third Amendment and Restatement prior to the Cut-Off Time (as defined below) and (y) any Person that has acquired after the Third Amendment and Restatement Effective Date the Revolving Commitment and Revolving Loans of any Lender not so consenting, to the extent such Person has agreed in writing to have such acquired Revolving Commitment become a Revolving Commitment III); and
(iii) "Mandatory Revolving Borrowing" shall mean a Borrowing of Revolving Loans to be effected on the Business Day immediately preceding the Specified Repayment Date in an aggregate principal amount that would result in the aggregate principal amount of all Revolving Loans outstanding (after giving effect to such Borrowing) equaling $224 million, it being understood that, if the aggregate outstanding principal amount of the Revolving Loans at the opening of business on the Business Day immediately preceding the Specified Repayment Date would otherwise equal or exceed $224 million, no Mandatory Revolving Borrowing will be required; and (iv) "Structured Issuance" shall mean an issuance of Specified Additional Secured Debt wherein (I) the Specified Additional Secured Debt is not directly guaranteed by any of the Subsidiary Guarantors and is not directly secured by any of the Collateral (other than certain Collateral held directly by the Borrower) but is secured by a pledge of and security interest in the SI Intercompany Notes (as defined below), which are secured by the SI Intercompany Notes Collateral (as defined below); (II) some or all of the Subsidiary Guarantors (in such capacity, each an "SI Borrowing Subsidiary") will each issue to the Borrower a promissory note (collectively, "SI Intercompany Notes") in the stated principal amount initially equal to 14/75th of the aggregate principal amount of the Specified Additional Secured Debt and secured by all the Collateral held by such SI Borrowing Subsidiary (collectively, the "SI Intercompany Notes Collateral") and with all the SI Borrowing Subsidiaries to enter into a Contribution Agreement (the "SI Contribution Agreement") that will grant each SI Borrowing Subsidiary a right of contribution against all remaining SI Borrowing Subsidiaries in respect of amounts paid by it under its SI Intercompany Note, provided that the aggregate amounts payable by any SI Borrowing Subsidiary under its SI Intercompany Note and the SI Contribution Agreement, plus any amounts shared with the Noteholders (as defined below) under the Structured Issuance Intercreditor Agreement referred to below to the extent attributable to such SI Borrowing Subsidiary, shall not exceed $140 million;
(III) the Administrative Agent, on behalf of the Lenders, and the trustee (the "Trustee") under the indenture governing the Specified Additional Secured Debt (the "Indenture") enter into an intercreditor agreement (the "Structured Issuance Intercreditor Agreement") which provides that the Lenders and the holders of the Specified Additional Secured Debt (the "Noteholders")

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will share pari passu (based on the outstandings under the Credit Agreement and
           ---- -----
under the Specified Additional Secured Debt, respectively) in all proceeds of and other realizations and applications of the Collateral and all other proceeds resulting from claims against the Subsidiary Guarantors under the Guaranty and Collateral Agreement or under the SI Intercompany Notes, as the case may be, with the Lenders to be subrogated to the rights of the Noteholders in respect of the Specified Additional Debt to the extent of any amounts otherwise payable to the Lenders that are shared with the Noteholders under the Structured Issuance Intercreditor Agreement (such rights, whether or not at the time exercisable, the "Lenders' Subrogation Rights") and the Noteholders will likewise be subrogated to the rights of the Lenders in respect of the Credit Parties to the extent of any amounts otherwise payable to the Noteholders that are so shared with the Lenders; and (IV) the Borrower will agree that it will not refinance the Credit Agreement unless such refinancing debt permits the aforesaid structure to remain in effect and the lenders thereunder (or an agent on their behalf) become party to the Structured Issuance Intercreditor Agreement.

     2. Each of the Lenders that is so listed on Schedule I hereto shall on and after the Specified Repayment Date have a "Revolving Commitment III" in an amount equal to its Revolving Commitment in effect immediately prior to such Date, as the same may be reduced (including on the Specified Repayment Date) as provided in the Credit Agreement. The Revolving Commitment in effect immediately prior to the Specified Repayment Date of any Lender not so listed on Schedule I shall on and after such Date be designated (x) to the extent of the portion thereof representing the principal amount of the Revolving Loans made by such Lender that are outstanding on the Specified Repayment Date (after giving effect to the Mandatory Revolving Borrowing (if any)) as a "Revolving Commitment I" and
(y) to the extent of the remaining portion thereof, as a "Revolving Commitment II".

     3. On the Specified Repayment Date, the principal amount of all Revolving Loans III that remain outstanding after such repayment shall be converted into and thereafter remain outstanding as "Term Loans II", with all converted Eurodollar Loans to remain subject to the same Interest Period as applicable at such time to them as Revolving Loans III. The Revolving Commitment of each Lender specified on Schedule I shall at such time be reduced as provided in
Section 2.09 of the Credit Agreement, as amended in Section II below.

     4. The Lenders hereby authorize the Collateral Agent (I) to enter into (and to the extent related to Mortgages record) amendments to (or amendments and restatements of) the Guaranty and Collateral Agreement and the Mortgages, in form and substance satisfactory to it, to become effective on the Specified Repayment Date that would, inter alia, (i) remove references to the Increasing
                           ----- ----
Rate Term Loan Facility, (ii) include the amount of the Lenders' Subrogation Rights in the definitions of "Guaranteed Obligations" and "Obligations" in the Guaranty and Collateral Agreement and in each Mortgage, (iii) include the Specified Additional Secured Debt and the SI Borrowing Subsidiaries' obligations under the SI Intercompany Notes, as the case may be, in the Obligations secured thereby, (iv) modify the termination provisions to give effect to the Specified Additional Secured Debt being secured thereby, (v) provide certain limited voting rights to the Noteholders (or the Trustee acting on their behalf), the Borrower hereby agreeing to cause each Loan Party that is party to the Guaranty and Collateral Agreement and/or any Mortgage to execute the respective amendments as so approved by the Collateral Agent; in connection with the foregoing, the Collateral Agent is authorized to execute and file

UCC-3's to the extent requested by the Trustee to give effect to the amendments to the Guaranty and Collateral Agreement described in the preceding sentence and
(vi) if the Specified Additional Secured Debt is issued pursuant to Structured Issuance, to enter into the Structured Issuance Intercreditor Agreement.

     5. The Lenders hereby agree that Interstone Partners Three I, L.P., is hereby released from all of its obligations under the Guaranty and Collateral Agreement and shall cease to be a "Guarantor" and a "Grantor" under the Guaranty and Collateral Agreement as of the Third Amendment and Restatement Effective Date.

II.  Amendments
     ----------

     1. Section 1.01 of the Credit Agreement is amended, effective as of the Specified Repayment Date, by (i) deleting the definitions of "Facility", "Class", "Maturity Date", "Revolving Percentage", "Revolving Commitment", "Revolving Loan Facility", "Revolving Loan Maturity Date" and "Swingline Expiry Date" and (ii) inserting the following new definitions in appropriate alphabetical order:

          "Adjusted Total Revolving Commitment" means, at any time, the
           -----------------------------------
     aggregate amount of the Revolving Commitments II and the Revolving Commitments III then in effect.

          "Adjusted Total Revolving Extensions of Credit" means, at any time,
           ---------------------------------------------
     the aggregate amount of the Revolving Extensions of Credit of the Revolving Lenders II and the Revolving Lenders III outstanding at such time.

          "Class", when used in reference to any Loan or Borrowing, refers to
           -----
     whether such Loan, or the Loans comprising such Borrowing, are Term Loans I, Term Loans II, Revolving Loans I, Revolving Loans II, Revolving Loans III or Swingline Loans.

          "Facility" means one of the credit facilities established under this
           --------
     Agreement, i.e., Term Loan Facility I, Term Loan Facility II, Revolving
                ----
     Loan Facility I, Revolving Loan Facility II and Revolving Loan Facility
     III.

          "Liquidity Amount" means, at any time, the sum of (i) the aggregate
           ----------------
     Unutilized Revolving Commitment of all Revolving Lenders III plus (ii) the aggregate unrestricted cash on hand of the Borrower and its Subsidiaries, in each case at such time.

          "Maturity Date" means (i) with respect to Revolving Loans I and
           -------------
     Revolving Loans II, the Revolving Loan Maturity Date I/II, (ii) with respect to Revolving Loans III, the Revolving Loan Maturity Date III and
     (iii) with respect to Term Loans, the Term Loan Maturity Date.

          "Revolving Commitment" means, with respect to any Lender, the
           --------------------
     obligation (if any) of such Lender to make Revolving Loans and/or to participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed (x) in the case of a Revolving Lender I, its Revolving Commitment I, (y) in the case of a Revolving Lender II, its Revolving Commitment II and (z) in the case of a Revolving Lender III, its

     Revolving Commitment III, it being understood that a Revolving Lender I shall have no obligation to participate in Swingline Loans and/or Letters of Credit.

          "Revolving Commitment I" means, with respect to any Revolving Lender
           ----------------------
     I, a Revolving Commitment in the amount established pursuant to Section I.2 of the Third Amendment and Restatement or, if applicable, the Revolving Commitment I assigned to such Lender pursuant to Section 9.04, and in each case as the same may be reduced pursuant to Sections 2.09, 2.11(f) and/or 7.

          "Revolving Commitment II" means, with respect to any Revolving Lender
           -----------------------
     II, a Revolving Commitment in the amount established pursuant to Section
     I.2 of the Third Amendment and Restatement or, if applicable, the Revolving Commitment II assigned to such Lender pursuant to Section 9.04, and in each case as the same may be reduced pursuant to Sections 2.09, 2.11(f) and/or 7.

          "Revolving Commitment III" means, with respect to any Revolving Lender
           ------------------------
     III, a Revolving Commitment in the amount specified opposite such Lender's name on Schedule I to the Third Amendment and Restatement under the heading "Revolving Commitment" or, if applicable, the Revolving Commitment III assigned to such Lender pursuant to Section 9.04, in each case as the same may be reduced pursuant to Sections 2.09, 2.11(f) and/or 7.

          "Revolving Lenders I" means (i) those Revolving Lenders not listed on
           -------------------
     Schedule I to the Third Amendment and Restatement, with each such Lender to remain a Revolving Lender I unless it has assigned to another Person or Persons pursuant to Section 9.04 all of its Revolving Commitment I and Revolving Loans I and (ii) any Lender which has acquired by assignment pursuant to Section 9.04 a Revolving Commitment I or any Revolving Loans I.

          "Revolving Lenders II" means (i) those Revolving Lenders not listed on
           --------------------
     Schedule I to the Third Amendment and Restatement, with any such Lender to remain a Revolving Lender II unless it has assigned to another Person or Persons pursuant to Section 9.04 all of its Revolving Commitment II and Revolving Loans II and (ii) any Lender which has acquired by assignment pursuant to Section 9.04 a Revolving Commitment II or any Revolving Loans II.

          "Revolving Lenders III" means (i) those Revolving Lenders listed on
           ---------------------
     Schedule I to the Third Amendment and Restatement, with each such Lender to remain a Revolving Lender III unless it has assigned to another Person or Persons pursuant to Section 9.04 all of its Revolving Commitment III and Revolving Loans III and (ii) any Lender which has acquired by assignment pursuant to Section 9.04 a Revolving Commitment III or any Revolving Loans III.

          "Revolving Loan I" means each Revolving Loan made through the
           ----------------
     utilization of Revolving Commitments I.

          "Revolving Loan II" means each Revolving Loan made through the
           -----------------
     utilization of Revolving Commitments II.

          "Revolving Loan III" means each Revolving Loan made through the
           ------------------

     utilization of Revolving Commitments III.

          "Revolving Loan Facility I" means the Facility evidenced by the
           -------------------------
     Revolving Commitments I.

          "Revolving Loan Facility II" means the Facility evidenced by the
           --------------------------
     Revolving Commitments II.

          "Revolving Loan Facility III" means the Facility evidenced by the
           ---------------------------
     Revolving Commitments III.

          "Revolving Loan Maturity Date I/II" means June 30, 2004.
           ---------------------------------

          "Revolving Loan Maturity Date III" means June 30, 2006.
           --------------------------------

          "Revolving Percentage" means, as to any Revolving Lender II or
           --------------------
     Revolving Lender III at any time, the percentage which such Lender's Revolving Commitment II or Revolving Commitment III, as the case may be, then constitutes of the Adjusted Total Revolving Commitment (or at any time when such Lender's Revolving Commitment shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Revolving Loan then outstanding constitutes of (i) the aggregate principal amount of Revolving Loans made pursuant to all expired or terminated Revolving Commitments plus (ii) all Revolving Commitments then in effect, it being understood that the Revolving Percentage of a Revolving Lender I shall be zero).

          "SI Intercompany Notes" and "SI Intercompany Notes Collateral" have
           ---------------------       --------------------------------
     the respective meanings provided in the Third Amendment and Restatement.

          "Second Specified Additional Secured Debt" means Additional Secured
           ----------------------------------------
     Debt issued for cash at least six months after the issuance of the Specified Additional Secured Debt, provided that the terms (other than interest rate) of such Additional Secured Debt are, in the opinion of the Administrative Agent, not materially different from the terms of the Specified Additional Secured Debt.

          "Specified Additional Secured Debt" has the meaning provided in the
           ---------------------------------
     Third Amendment and Restatement.

          "Specified NCP" has the meaning provided in Section 2.11(f).
           -------------

          "Specified Repayment Date" has the meaning provided in the Third
           ------------------------
     Amendment and Restatement.

          "Structured Issuance" has the meaning provided in the Third Amendment
           -------------------
     and Restatement.

          "Structured Issuance Intercreditor Agreement" has the meaning provided
           -------------------------------------------
     in the Third Amendment and Restatement.

          "Swingline Expiry Date" means the date which is two Business Days
           ---------------------
     prior to the Revolving Loan Maturity Date III.

          "Term Lender I" means each Term Loan Lender who (x) holds Term Loans
           -------------
     but (y) is not a Term Lender II.

          "Term Lenders II" means each Lender listed on Schedule I to the Third
           ---------------
     Amendment and Restatement so long as such Lender holds Term Loans II and any Lender which has acquired by assignment pursuant to Section 9.04 a Term Loan II.

          "Term Loan I" has the meaning provided in Section 2.01(b).
           -----------

          "Term Loan II" has the meaning provided in Section 2.01(b).
           ------------

          "Term Loan Facility I" means the Facility evidenced by the Term Loans
           --------------------
     I.

          "Term Loan Facility II" means the Facility evidenced by the Term Loans
           ---------------------
     II.

     2. Section 1.01 of the Credit Agreement is further amended by (x) deleting the definition of "Applicable Percentage", "Borrowing", "Existing Mortgage Debt" and "Maximum Permitted Expenditures Amount" and (y) inserting the following new definitions in appropriate alphabetical order:

          "Aggregate Cash Return" means, for any fiscal year, the aggregate of
           ---------------------
     (x) all cash principal repayments received by the Borrower and the Subsidiary Guarantors during such year of loans or advances that were included in determining the aggregate amount of Permitted Expenditures for purposes of Section 6.06(h), (y) the aggregate cash return of capital received by the Borrower and the Subsidiary Guarantors during such year on equity investments that were included in determining the aggregate amount of Permitted Expenditures for purposes of Section 6.06(h) and (z) the aggregate cash consideration received by the Borrower and the Subsidiary Guarantors during such year from a sale to any Person (other than the Borrower or any of its Subsidiaries) of loans, advances and/or equity investments (or the instruments and/or securities evidencing same) that were included in determining the aggregate amount of Permitted Expenditures for purposes of Section 6.06(h).

          "Borrowing" means (a) Revolving Loans or Term Loans of the same Type
           ---------
     and Facility made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect and
     (b) Swingline Loans.

          "Core Assets" means, at any time, Hotels (or Equity Ownership
           -----------
     Interests in Persons owning Hotels) branded as Wyndham Hotels, Wyndham Garden Hotels, Wyndham Resorts, Wyndham Grand Heritage Hotels and/or Summerfield Hotels, other than Wyndham Franklin Plaza and the Wyndham Columbus.

          "Designated Indebtedness" means any issue of Indebtedness secured by
           -----------------------
     Liens permitted by Section 6.03(q) provided that, if 100% of the Net Cash Proceeds of any such issue of Indebtedness is not, concurrently with the consummation thereof, utilized for

     Specified Purposes, the Net Cash Proceeds not so utilized shall, at the election of the Borrower, be either (x) treated as the Net Cash Proceeds of Indebtedness that is not Designated Indebtedness (and applied as required by Section 2.11(f)) or (y) deposited in an escrow account with, and otherwise reasonably satisfactory to, the Administrative Agent, with the amounts so deposited to be released when needed to make expenditures for Specified Purposes, provided that all amounts (if any) in such escrow account at a time when the Obligations have become due and payable shall be released to the Collateral Agent to be applied to repay the Obligations as if such amounts were the Net Cash Proceeds of the incurrence of Indebtedness that is not Designated Indebtedness (and applied as required by Section 2.11(f)).

          "Existing Mortgage Debt" means any Indebtedness outstanding on the
           ----------------------
     Third Amendment and Restatement Effective Date secured by a Lien on Real Property.

          "Lock-Ups" shall mean contractual and/or legal restrictions on the
           --------
     sale by the Borrower and/or its Subsidiaries of securities received by them pursuant to a Non-Core Assets Sale.

          "Marketable Securities" means securities listed and traded on a
           ---------------------
     national securities exchange which shall not be subject to any Lock-Ups that prevent the Borrower and/or its Subsidiaries from selling same by the 270th day after receipt.

          "Maximum Permitted Expenditures Amount" means, for each fiscal year of
           -------------------------------------
     the Borrower, (i) $125,000,000 plus (ii) the lesser of (x) the portion of the Maximum Permitted Expenditures Amount for the immediately preceding fiscal year not utilized to make Permitted Expenditures and (y) $30,000,000 plus (iii) the Aggregate Cash Return for such fiscal year.

          "Modified Cash Consideration" means, with respect to a Non-Core Assets
           ---------------------------
     Sale, the Cash Consideration received in respect thereof plus all Marketable Securities received by the Borrower and/or its Subsidiaries as consideration in respect thereof to the extent that the aggregate market value of such Marketable Securities on the date of the closing of such Non-Core Assets Sale does not exceed 10% of the total consideration received by the Borrower and its Subsidiaries from such Non-Core Assets Sale, provided that (x) all Marketable Securities so received are sold for 100% Cash Consideration as soon as is commercially practical after any Lock-Ups thereon have terminated and, in any event, by the date which is no later than 270 days after the closing of the Non-Core Assets Sale (which sale shall constitute an Asset Disposition), with the full amount of the Cash Consideration so received upon such sale, net of the cost and expenses of such sale, to constitute the Net Cash Proceeds of such sale and be applied as provided in Section 2.11(f), and (y) all Marketable Securities so received and all other securities received as part of the total consideration paid in connection with such Non-Core Assets Sale are pledged to the Collateral Agent pursuant to the Guaranty and Collateral Agreement, it being understood that if either of (x) or (y) are not satisfied then the Modified Cash Consideration for the Non-Core Assets Sale shall not include any Marketable Securities.

          "Non-Core Assets" means all assets which are not Core Assets.
           ---------------

          "Non-Core Assets Sale" means a sale by the Borrower and its
           --------------------
     Subsidiaries of a portfolio of assets consisting of Non-Core Assets, provided that Core Assets may be included in such sale to the extent the percentage of the total consideration received by the Borrower and its Subsidiaries from such sale that is attributable to Core Assets shall not exceed 10%.

          "Third Amendment and Restatement" means the Third Amendment and
           -------------------------------
     Restatement to this Agreement, dated as of April 22, 2002.

          "Third Amendment and Restatement Effective Date" has the meaning
           ----------------------------------------------
     provided in the Third Amendment and Restatement.

          "Wholly-Owned Special Purpose Subsidiary" means, with respect to any
           ---------------------------------------
     Person, any Wholly-Owned Subsidiary of such Person which is a Special Purpose Subsidiary.

          "Wrap Refinancing" means a financing that refinances two or more
           ----------------
     Existing Mortgage Debt, which financing is secured by, and only by, (x) the properties that secured the issues of Existing Mortgage Debt being refinanced (other than any property listed on Schedule II to the Third Amendment and Restatement) and (y) Excluded Properties to the extent permitted by Section 6.03(q).

          3. Section 1.01 of the Credit Agreement is additionally amended (I) effective as of the Specified Repayment Date, by (i) deleting the phrase ", it being understood that Additional Secured Debt is not Permitted Debt Refinancing" in the definition of "Additional Secured Debt"; (ii) adding after the reference to "Agreement" in clause (iii) of the definition of Change of Control the phrase ", any Additional Secured Debt"; (iii) deleting the phrase ", Increasing Rate Term Loans and Permitted Debt Refinancing" in the definition of "Designated Excluded Properties Sale"; (iv) changing the reference to "$50 million" in the definition of "Designated Percentage" to read "$75 million (or if the aggregate principal amount of the Specified Additional Secured Debt is $1 billion or more, $100 million)"; (v) deleting the phrase ", Indebtedness under the Increasing Rate Term Loan Facility" in clause (a)(ii) and clause (b)(i) of the definition of "Net Cash Proceeds"; (vi) changing the reference in the definition of "New Secured Debt" to "(m)" to read "(l)"; (vii) changing the reference to "The Chase Manhattan Bank" in the definition of "Swingline Lender" to read "JPMorgan Chase Bank"; (viii) deleting the definitions of "Increasing Rate Term Loan Facility", "Increasing Rate Term Loans", "Majority Lenders", "Permitted Debt Refinancing" and "Permitted Secured Debt"; and (ix) inserting the following new definition in appropriate alphabetical order:

          "Majority Lenders" means the holders of more than 50% in the aggregate
           ----------------
     of (x) the outstanding principal amount of Term Loans and (y) the Revolving Commitments;

and (II) (x) in the definition of "Joint Venture", by adding at the end thereof the phrase "provided that any Investment in any Person (and any securities of such Person (or any Subsidiary or parent corporation of such Person) distributed in respect of such Investment) acquired by the Borrower and its Subsidiaries as part of the consideration paid in respect of the Non-Core Assets Sale shall not result in such Person being a "Joint Venture" and (y) in the definition of "Permitted Expenditures", by (x) adding the phrase "of such Person" after the second reference therein to

"Wholly-Owned Special Purpose Subsidiary"; (y) changing the reference therein to "or Existing Mortgage Refinancing" to read ", Existing Mortgage Refinancing or Wrap Refinancing"; and (z) changing the reference to "and (b)" therein to read ", (b) a guaranty by a Special Purpose Subsidiary of the Indebtedness or other obligations of one or more other Special Purpose Subsidiaries, (c) an Investment made with a portion of the proceeds of Designated Indebtedness in a Non-Guarantor Subsidiary to the extent the proceeds of such Investment are used by the recipient for Specified Purposes, (d) Investments by the Borrower and its Subsidiaries permitted by Section 6.06(i) and (e)". In addition, Section 1.02 of the Credit Agreement is hereby amended, effective as of the Specified Repayment Date, by inserting the phrase "I" after the references therein to "Revolving Loan" and "Eurodollar Revolving Loan".

          4. Effective as of the Specified Repayment Date, each reference in the Credit Agreement to "Permitted Secured Debt" is changed to "Additional Secured Debt."

          5. Section 2.01(a) of the Credit Agreement is hereby amended, effective as of the Specified Repayment Date, by (i) changing the reference therein to "Revolving Loan Maturity Date" to read "Revolving Loan Maturity Date III (or Revolving Loan Maturity Date I/II in the case of Revolving Lenders I and Revolving Lenders II)" and (ii) adding two new sentences before the last sentence of such Section to read:

     "Revolving Loans III will not be made at any time if, after giving effect thereto, the sum of (x) the aggregate outstanding principal amount of Revolving Loans III plus (y) the LC Obligations at such time would exceed the aggregate Revolving Commitments III at such time, it being understood that, as provided in Section 2.02(a) below, Revolving Loans II cannot be made at a time when Revolving Loans III cannot be made. Revolving Loans may not be borrowed under Revolving Commitments II and/or Revolving Commitments III at a time when (and after giving effect to any concurrent Borrowing of Revolving Loans I) the aggregate outstanding principal amount of Revolving Loans I is less than the aggregate of the Revolving Commitments I at the time."

          6. Section 2.01(b) of the Credit Agreement is hereby amended, effective as of the Specified Repayment Date, by (i) changing the parenthetical in the first sentence to read "(collectively, the "Term Loans I") and inserting a new sentence before the last sentence of such Section to read:

     "On the Specified Repayment Date, the aggregate outstanding principal amount of Revolving Loans III (after giving effect to the prepayment of Revolving Loans III on such date) shall be converted into term loans (collectively, the "Term Loans II" and together with the Term Loans I, collectively the "Term Loans" and individually each a "Term Loan")."

          7. Section 2.02 of the Credit Agreement is hereby amended, effective as of the Specified Repayment Date, by changing the first sentence in paragraph
(a) thereof to read:

     "(a) (i) Each Revolving Loan I shall be made as part of a Borrowing consisting of Revolving Loans I made by the Revolving Lenders I ratably in accordance with their respective Revolving Commitments I, (ii) each Revolving Loan II and Revolving Loan

     III shall be made as part of a Borrowing consisting of Revolving Loans II and Revolving Loans III made by the Revolving Lenders ratably in accordance with their respective Revolving Commitments II (if any) and Revolving Commitments III, (iii) each Term Loan I shall be made as part of a Borrowing consisting of Term Loans I held ratably by Term Lenders I and
     (iv) each Term Loan II shall be made as part of a Borrowing consisting of Term Loans II held ratably by Term Lenders II."

          8. Section 2.03 of the Credit Agreement is hereby amended by adding after the reference to "Borrowing" in clause (i) thereof the phrase "and the Facility under which such Borrowing is to be made".

          9. Section 2.04 of the Credit Agreement is hereby amended, effective as of the Specified Repayment Date, by (x) changing the phrase, "the sum of the total Revolving Extensions of Credit exceeding the total Revolving Commitments; provided that" in paragraph (a) thereof to read "the sum of the Adjusted Total
--------
Revolving Extensions of Credit exceeding the Adjusted Total Revolving Commitment; provided that (i)"; (y) adding at the end of the penultimate
            --------
sentence in said paragraph (a) the following:

     "and (ii) all Swingline Loans outstanding on the date four Business Days prior to the Revolving Loan Maturity Date I/II shall become due and payable on such date and no further Swingline Loans may be incurred until after the Revolving Loan Maturity Date I/II";

and (z) in paragraph (c) thereof, (i) changing the first reference to "Revolving Lenders" to read "Revolving Lenders III and, if on or prior to the Revolving Loan Maturity Date I/II, the Revolving Lenders II"; (ii) inserting the word "such" prior to the next reference therein to "Revolving Lenders" and the first reference therein to "Revolving Lender"; and (iii) changing the reference to "Revolving Lender" in the third, fourth and fifth sentence thereof to read "Revolving Lender II and Revolving Lender III".

          10. Section 2.05 of the Credit Agreement is hereby amended, effective as of the Specified Repayment Date, by (i) changing the reference to "Revolving Loan Maturity Date" in paragraphs (a) and (c) thereof to read "Revolving Loan Maturity Date III"; (ii) adding the word "Adjusted" immediately prior to the references in paragraph (b) thereof to "Total Revolving Extensions of Credit" and to "Total Revolving Commitment"; (iii) changing the reference to "Revolving Loan Maturity Date" in paragraph (c) thereof to read "Revolving Loan Maturity Date III (or in the case of any Letter of Credit issued prior to the Revolving Loan Maturity Date I/II, such earlier date)"; (iv) in paragraph (d) thereof, (x) changing the first reference therein to "each Revolving Lender" to read "each Revolving Lender III and, if such issuance is prior to the Revolving Loan Maturity Date I/II, each Revolving Lender II"; (y) changing the second reference to "each Revolving Lender" in said paragraph (d) to read "each such Revolving Lender"; and (z) changing the reference to "Revolving Lender" in the second and third sentence of said paragraph (d) to read "each Revolving Lender II and Revolving Lender III"; (v) adding the phrase "(if any)" after each reference to "Revolving Percentage" in paragraph (e) thereof; and (vi) inserting after the second reference to "Revolving Lenders" in paragraph (j) thereof the phrase "with exposure for LC Obligations".

          11. Section 2.08(a) of the Credit Agreement is hereby amended, effective as of the Specified Repayment Date, in its entirety to read:

     "(a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent (x) for the account of each Term Lender I the Scheduled Repayments as provided in Section 2.11(h)(i) and (y) for the account of each Term Lender II the Scheduled Repayments as provided in
     Section 2.11(h)(ii), (ii) to the Administrative Agent (x) for the account of each Revolving Lender I and Revolving Lender II the then unpaid principal amount of each Revolving Loan I and/or Revolving Loan II held by such Lender on the Revolving Loan Maturity Date I/II and (y) for the account of each Revolving Lender III, the then unpaid principal amount of each Revolving Loan III held by such Lender on the Revolving Loan Maturity Date III and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of (A) if made prior thereto, the date four Business Days prior to the Revolving Loan Maturity Date I/II, (B) the Swingline Expiry Date and (C) the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each
                                                          --------
     date that a Revolving Loan Borrowing is made the Borrower shall repay all Swingline Loans then outstanding.

          12. Section 2.09 of the Credit Agreement is hereby amended, effective as of the Specified Repayment Date, by (I) changing all of paragraph (a) thereof beginning with the reference therein to "(i)" and ending with the reference therein to "(ii)" to read:

     "(i) all Revolving Commitments I and Revolving Commitments II shall terminate on the Revolving Loan Maturity Date I/II, (ii) all Revolving Commitments III shall terminate on the Revolving Loan Maturity Date III and
     (iii)";

(II) in paragraph (b) thereof, (x) changing the reference to "and (ii)" to read ", (ii) the Borrower may not voluntarily reduce or terminate the Revolving Commitments I at any time when the Adjusted Total Revolving Commitment exceeds zero, (iii) the Borrower shall not voluntarily reduce or terminate the Revolving Commitments I if after giving effect to any concurrent prepayment of Revolving Loans I in accordance with Section 2.10 the aggregate principal amount of the Revolving Loans I would exceed the aggregate Revolving Commitments I and (iv)"; and (y) adding the word "Adjusted" immediately prior to the references therein to "Total Revolving Commitment" and "Revolving Extensions of Credit"; (III) changing the last sentence of paragraph (c) in its entirety to read:

     "Each reduction of Revolving Commitments pursuant to the foregoing provisions of this Section 2.09 shall first be applied ratably among the
                                           -----
     Revolving Lenders II and Revolving Lenders III in accordance with their respective Revolving Commitment II or Revolving Commitment III, as the case may be, with reductions to Revolving Commitments I, which may only be made when the Adjusted Total Revolving Commitment has been reduced to zero, to be applied ratably among the Revolving Lenders I in accordance with their respective Revolving Commitments I.";

and (IV) adding new paragraphs (d) and (e) to read:

          "(d) The Borrower may cause the Revolving Commitments III to be increased, effective on the Revolving Loan Maturity Date I/II, by an aggregate amount up to, but not in excess of, the aggregate of Revolving Commitments I and Revolving Commitments II terminating on such date, with such additional Revolving Commitments III to be provided by the Person or Persons specified by the Borrower to the Administrative Agent in writing, provided that (i) the Person or Persons provided the additional Revolving Commitments III shall have executed an agreement reasonably satisfactory in form and substance to the Administrative Agent and the Borrower whereby such Person becomes a party to this Agreement with a Revolving Commitment III as specified therein and (ii) if any Person so providing an additional Revolving Commitment III was not theretofore a Revolving Lender, the Administrative Agent, the Issuing Bank and the Swingline Bank shall have consented to it becoming a Revolving Lender (such consent not to be unreasonably withheld). If any Revolving Commitments III are created pursuant to this Section 2.09(d), then a Borrowing of Revolving Loans shall be made from the Revolving Lenders III in such amounts that, after giving effect thereto, the outstanding Revolving Loans III (including any made on the Revolving Loan Maturity Date I/II to repay Revolving Loan I and/or II to the extent permitted by Section 3.16(a)) will have been made by all Revolving Lenders III pro rata on the basis of their respective Revolving
                           --- ----
     Commitments III.

          (e) The Revolving Commitment III of each Revolving Lender III shall be reduced on the Specified Repayment Date by an amount equal to the principal amount of its Revolving Loans III converted into Term Loans on such date pursuant to Section 2.01(b). In addition, the Revolving Commitments shall be reduced as provided in Section 2.11(f). All reductions of Revolving Commitments provided for in this Section 2.01(e) shall be made ratably among the Revolving Lenders in accordance with their respective Revolving Commitment so being reduced."

          13. Section 2.10 of the Credit Agreement is hereby amended, effective as of the Specified Repayment Date, by (a) changing the first reference therein to "Revolving Loans and Term Loans" to read "(i) Revolving Loans I, (ii) Revolving Loans II and Revolving Loans III and (iii) Term Loans"; (b) inserting after the reference therein to "(iii)" the following:

     "prepayments pursuant to this Section 2.10 of Term Loans must be made ratably between Term Loans I on the one hand and Term Loans II on the other, provided that the actual payment date for Term Loans I may vary from the actual payment date for Term Loans II so as to avoid costs under
     Section 2.16; (iv) no prepayment of Revolving Loans I may be made pursuant to this Section 2.10 at any time when Revolving Loans II and/or Revolving Loans III are outstanding (after giving effect to any concurrent prepayment of such Loans); (v) ";

     (c) inserting the phrase "due on such Term Loans" after the third reference to "installments" in the current clause (iv) thereof; and (d) changing the references to "(iv)" and "(v)" therein to read "(vi)" and "(vii)", respectively.

          14. Section 2.11 of the Credit Agreement is hereby amended, effective as of the Specified Repayment Date, by (i) in paragraph (a) thereof, (x) changing the first reference to

"Revolving Loans" in each of the first and second sentences thereof to read "Revolving Loans II, Revolving Loans III", (y) changing the second reference to "Revolving Loans" in the first sentence thereof to read "Revolving Loans II and Revolving Loans III (ratably among them)" and (z) inserting the word "Adjusted" immediately prior to each reference in said paragraph to "Total Revolving Commitment"; (ii) deleting the phrase "(other than Permitted Debt Refinancing)" in paragraph (c) thereof and inserting in lieu thereof the phrase "(other than Designated Indebtedness)"; (iii) replacing all of paragraph (f) thereof beginning with the reference to "(C)" with the following:

     "(C) third, to repay Term Loans and Revolving Loans III pro rata (based on the principal amount of such Loans then outstanding), except that (i) if the Net Cash Proceeds being applied are Net Cash Proceeds of New Secured Debt, of an Asset Disposition and/or of an Exchange, such Net Cash Proceeds will be applied first to repay outstanding Revolving Loans I (with the Revolving Commitments I to be reduced by the principal amount of Revolving Loans I so repaid) and second to repay Term Loans I, Term Loans II,
                            ------
     Revolving Loans II and Revolving Loans III pro rata (based on the then outstanding principal amount of Term Loans I and Term Loans II and the aggregate Revolving Commitments II and Revolving Commitments III) provided that any amounts so allocable to repay (x) Revolving Loans II in excess of the outstanding principal amount of Revolving Loans II and/or (y) Revolving Loans III in excess of the outstanding principal amount of Revolving Loans III will, in each case, be applied instead to repay the outstanding Term Loans pro rata among same (with the Revolving Commitments II to be reduced
           --- ----
     by the principal amount of Revolving Loans II repaid pursuant to this clause (i) as the result of the receipt of Specified NCP); (ii) if the Net Cash Proceeds being applied are Net Cash Proceeds of Second Specified Additional Secured Debt, (A) a portion thereof equal to the sum of the aggregate Revolving Commitments I and Revolving Commitments II shall be applied first to repay the then outstanding principal amount of Revolving
             -----
     Loans I and Revolving Loans II, pro rata based on the principal amount of
                                     --- ----
     such Loans then outstanding and second to repay Term Loans and Revolving
                                     ------
     Loans III pro rata based on the principal amount of such Loans then
               --- ----
     outstanding and (B) the remainder of such Net Cash Proceeds shall be applied to repay Term Loans and Revolving Loans III pro rata based on the
                                                         --- ----
     principal amount of such Loans then outstanding, with the Revolving Commitments I and Revolving Commitments II to be reduced by the principal amount of all Revolving Loans I and Revolving Loans II, as the case may be, repaid pursuant to this clause (ii); and (iii) any repayment of Revolving Loans III pursuant to this Section 2.11(f) as a result of Net Cash Proceeds ("Specified NCP") being received from (x) the incurrence of New Secured Debt or Additional Secured Debt or (y) an Asset Disposition or Exchange of a Mortgaged Property or Excluded Property (whether or not constituting a Mortgaged Property but other than an Excluded Property disposed of pursuant to a Designated Excluded Properties Sale) shall reduce the Revolving Commitments III in the amount of such repayment.";

and (iv) in paragraph (h) thereof, (w) inserting after the reference therein to "Section 2.11" the phrase "(i)"; (x) changing the reference therein to "Term Loans" to read "Term Loans I"; (y) inserting after the reference therein to "each such repayment" the phrase ", together with each repayment required by clause (ii) below,"; and (z) adding at the end of such paragraph the following:

     "and (ii) on each date set forth below, the Borrower shall be required to repay that principal amount of Term Loans II, to the extent then outstanding, as is set forth opposite such date:

     Scheduled Repayment Date                             Amount
     ------------------------                          ------------
     June 30, 2003                                     .5% of Term Loans II

     December 30, 2003                                 .5% of Term Loans II

     June 30, 2004                                     .5% of Term Loans II

     December 30, 2004                                 .5% of Term Loans II

     June 30, 2005                                     .5% of Term Loans II

     December 30, 2005                                 .5% of Term Loans II

     June 30, 2006                                     Balance"

          15. Section 2.12(b) of the Credit Agreement is hereby amended, effective as of the Specified Repayment Date, by (i) changing the first reference therein to "Revolving Commitment" to read "Revolving Commitment II or a Revolving Commitment III" and (ii) inserting the word "Adjusted" immediately prior to each reference therein to "Total Revolving Credit".

          16. Section 2.13(d) of the Credit Agreement is hereby amended, effective as of the Specified Repayment Date, by (i) deleting the reference therein to "or Swingline Loans"; and (ii) changing the reference therein to "Total Revolving Commitment" to read "the Revolving Commitment pursuant to which made and in the case of Swingline Loans, upon termination of the Total Revolving Commitment".

          17. Section 3.16(a) of the Credit Agreement is hereby amended, effective as of the Specified Repayment Date, by adding at the end of the second sentence thereof the following:

     "provided that Revolving Loans III may be incurred on or after the Revolving Loan Maturity Date I/II to repay outstanding Revolving Loans I and/or Revolving Loans II only if (x) the requirements of Section 2.01(a) are satisfied and (y) either (I) Revolving Lenders holding more than 50% of the Revolving Commitments III have elected in writing to permit such incurrence or (II) both (i) Revolving Lenders with 85% or more of the Total Revolving Commitment as in effect immediately prior to the Third Amendment and Restatement Effective Date elected to become Revolving Lenders III as provided in Section III.5(ii) of the Third Amendment and Restatement and
     (ii) after giving effect to such incurrence (and any concurrent incurrence of Revolving Loans III to repay Swingline Loans) the Liquidity Amount would be at least $150 million.

          18. Section 6.02(d) of the Credit Agreement is hereby amended by adding immediately after the reference to "Section 6.03(q)" therein the phrase "and/or pursuant to a Wrap Refinancing".

          19. Section 6.02 of the Credit Agreement is hereby further amended, effective as of the Specified Repayment Date, by (i) in clause (b) thereof, adding an "(i)" immediately prior to the reference therein to "Unsecured" and adding at the end of such clause the phrase "and (ii) if the Specified Additional Secured Debt is issued pursuant to a Structured Issuance, the Indebtedness evidenced by the SI Intercompany Notes; (ii) deleting the portion of clause (f) thereof beginning with "(A)" and ending with "(B)"; (iii) deleting clause (i) thereof in its entirety; and (iv) renumbering clauses (j), (k), (l) and (m) as clauses (i), (j), (k) and (l) respectively.

          20. Section 6.03(f) of the Credit Agreement is hereby amended by (i) inserting after the reference therein to "provided that" the phrase ", except in the case of Wrap Refinancings," and (ii) deleting all of such Section following the reference to "New York)".

          21. Section 6.03(h) of the Credit Agreement is hereby amended, effective as of the Specified Repayment Date, by changing the parenthetical therein to read "(which Liens will secure pari passu all Additional Secured Debt provided that if any such Additional Secured Debt is issued pursuant to a Structured Issuance, then such Additional Secured Debt will not be directly secured by any such Liens created by the Subsidiary Guarantors)".

          22. Section 6.03 of the Credit Agreement is hereby amended, effective as of the Specified Repayment Date, by (i) deleting the "and" at the end of clause (q) thereof; (ii) in clause (r) thereof, (x) changing the reference therein to "(m)" to read "(k)" and (y) changing the period at the end of such clause to read "; and"; and (iii) adding at the end of such Section a new clause
(s) to read:

          "(s) If the Specified Additional Secured Debt is issued pursuant to a Structured Issuance, (x) the pledge and security interest created by the Borrower in the SI Intercompany Notes in favor of the holders of Additional Secured Debt and (y) the creation by the obligors of the SI Intercompany Notes of Liens on the SI Intercompany Notes Collateral to secure the SI Intercompany Notes."

          23. Section 6.05 of the Credit Agreement is hereby amended by (I) changing the reference to "and (ii)" in clause (d) thereof to read ", (ii)";
(II) adding at the end of clause (d) immediately prior to the semicolon the following:

     "and (iii) if such Asset Disposition is a Non-Core Assets Sale, such Asset Disposition may be for less than 75% Cash Consideration but shall be for at least 70% Modified Cash Consideration";

and (III) changing clause (j) of such Section in its entirety to read:

          "(j) Designated Excluded Properties Sales, Dispositions or transfers arising out of, or in connection with, a Recovery Event and/or any Disposition that does not constitute an Asset Disposition under the provisos in the definition of Asset Disposition; and".

          24. Section 6.06 of the Credit Agreement is hereby amended by changing clause (h) thereof in its entirety to read:

          "(h) Investments constituting Permitted Expenditures, provided that
     (i) the aggregate amount expended for all Permitted Expenditures, other than Emergency Capital Expenditures, in any year shall not exceed the Maximum Permitted Expenditure Amount for such year and (ii) the aggregate Emergency Capital Expenditures made in any year shall not exceed the Emergency Capital Expenditure Amount for such year; or";

          25. Section 6.08 of the Credit Agreement is hereby amended, effective as of the Specified Repayment Date, by (i) changing the reference in clause (a) thereof to "any Permitted Debt Refinancing incurred to refinance the Increasing Rate Term Loan Facility" to read "the Specified Additional Secured Debt (except as contemplated by the Structured Issuance Intercreditor Agreement)", (ii) changing that portion of clause (b) thereof beginning with "or the Increasing" and ending with "Permitted Debt Refinancing" to read "the indenture governing the Specified Additional Secured Debt", (iii) inserting a comma after the references in clause (d) thereof to "designation)" and "formation" and (iv) inserting an "or" immediately prior to the reference in clause (d) to "by-laws".

          26. Section 7.04 of the Credit Agreement is hereby amended, effective as of the Specified Repayment Date, by deleting the reference therein to "and the Increasing Rate Term Loans".

III.      Miscellaneous
          -------------

          1. In order to induce the undersigned Lenders to enter into this Third Amendment and Restatement, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Third Amendment and Restatement Effective Date after giving effect to this Third Amendment and Restatement and
(y) all of the representations and warranties contained in the Credit Agreement shall be true and correct in all material respects as of the Third Amendment and Restatement Effective Date after giving effect to this Third Amendment and Restatement, with the same effect as though such representations and warranties had been made on and as of the Third Amendment and Restatement Effective Date (it being understood that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specific date).

          2. This Third Amendment and Restatement is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Third Amendment and Restatement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          4. THIS THIRD AMENDMENT AND RESTATEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          5. This Third Amendment and Restatement shall become effective on the date (the "Third Amendment and Restatement Effective Date") when each of the following conditions shall have been satisfied:

     (i) the Borrower, Lenders constituting the Required Lenders and, without duplication, Lenders holding at least 85% of the Revolving Commitments in effect immediately prior to the Third Amendment and Restatement Effective Date shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: Daniel M. Ford (facsimile number 212-354-8113); and

     (ii) the Borrower shall have paid to the Administrative Agent and the Lenders all reasonable fees, costs and expenses (including, without limitation, reasonable legal fees and expenses thereof) payable to the Administrative Agent and the Lenders to the extent then due, as evidenced by an invoice delivered to the Borrower no less than three Business Days prior to the Third Amendment and Restated Effective Date; and

Unless the Administrative Agent has received actual notice from any Lender that the conditions contained above have not been met with satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the other conditions described above have been met, the Third Amendment and Restatement Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Third Amendment and Restatement Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the applicable conditions specified above).

          6. The Borrower shall pay (x) each Lender which executed and delivered a counterpart to this Third Amendment and Restatement on or prior to Noon (New York time) on Friday, May 3, 2002 (the "Cut-Off Time"), a non-refundable cash fee (the "Amendment Fee") in an amount equal to .125% of the sum of the outstanding principal amount of the Term Loans and of the Revolving Commitment of such Lender determined as of the Third Amendment and Restatement Effective Date on a pro forma basis acceptable to the Administrative Agent after giving
          --- -----
effect to anticipated repayments and commitment reductions on the Specified Repayment Date assuming that the Net Cash Proceeds of the Specified Additional Secured Debt are $725,000,000, and (y) each Lender with a Revolving Commitment which executed and delivered prior to the Cut-Off Time its signature page hereto electing to have its Revolving Commitment become a Revolving Commitment III, a non-refundable cash fee (the "Extension Fee") in an amount equal to .25% of its Revolving Commitment III (determined on the Specified Repayment Date after giving effect to the reductions thereto resulting from the prepayment of Revolving Loans III with part of the proceeds of the Specified Additional Secured Debt but prior to any conversion of its Revolving Loans III into Term Loans II), which fees shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders not later than the second Business Day following the Third Amendment and Restatement Effective Date (in the case of the Amendment Fee) or the Specified Repayment Date (in the case of the Extension Fee).

          7. From and after the Third Amendment and Restatement Effective Date all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                    * * * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.

                                     WYNDHAM INTERNATIONAL, INC.,




                                     By
                                       ----------------------------------------
                                       Title:


                                     JPMORGAN CHASE BANK (as successor to The
                                       Chase Manhattan Bank),
                                       Individually and as Administrative Agent,




                                     By
                                       -----------------------------------------
                                       Title:


                                     J.P. MORGAN SECURITIES INC. (as successor
                                       to Chase Securities Inc.),
                                       as Lead Arranger and Book Manager



                                     By
                                       -----------------------------------------
                                       Title:

                                     NAME OF LENDER


                                     By
                                       -----------------------------------------

                                                                     SCHEDULE II
                                                                     -----------

                               LIST OF PROPERTIES
                               ------------------

Wyndham Buena Vista Palace -Orlando
Wyndham Condado Plaza - Puerto Rico
Bourbon Orleans - New Orleans